INVESTMENTS IN SALES-TYPE LEASES, DIRECT FINANCING LEASES AND LEASEBACK ASSETS	12 Months Ended
Dec. 31, 2019
Net Investment in Direct Financing and Sales Type Leases [Abstract]
INVESTMENTS IN SALES-TYPE LEASES, DIRECT FINANCING LEASES AND LEASEBACK ASSETS
INVESTMENTS IN SALES-TYPE LEASES, DIRECT FINANCING LEASES AND LEASEBACK ASSETS

Following the adoption of ASU 2016-02 from January 2019, the Company now records new and modified leases as per ASC 842. The Company has elected the practical expedient to not reassess existing leases. The adoption of the standard resulted in no opening balance adjustments. See also Accounting policies within Note 2.

(in thousands of $)	2019	2018
Investments in sales-type and direct financing leases	786,598	802,159
Investments in leaseback assets	207,789	—
	994,387	802,159

As at December 31, 2019, the Company had a total of 26 vessel charters accounted for as sales-type and direct financing leases (2018: 24 vessels) and six vessel charters classified as leaseback assets (2018: 0 vessels).

Investments in sales type and direct financing leases

As of December 31, 2019, the Company had three VLCC crude tankers accounted for as direct financing leases (2018: three VLCCs). These vessels are on charter to Frontline Shipping Limited ("Frontline Shipping") on long-term, fixed rate time charters which extend for various periods depending on the age of the vessels. The time remaining on these three charters ranges from approximately five to eight years as at December 31, 2019. Frontline Shipping is a wholly owned subsidiary of Frontline, a related party. The terms of the charters do not provide Frontline Shipping with an option to terminate the charters before the end of their terms. During the year ended December 31, 2019, two of these VLCC crude tankers, Front Energy and Front Force underwent EGCS installations. Costs of $4.2 million were capitalized to the net investment in lease balance of the two vessels, which represents a 50% share of joint costs with Frontline Shipping Limited.

During the year ended December 31, 2019, there was no disposals to VLCCs accounted for as direct financing leases. In 2018, the Company sold six VLCCs accounted for as direct financing leases to unrelated parties. (see Note 8: Gain/(loss) on sale of assets and termination of charters).

Also at December 31, 2019, the Company owned one offshore supply vessel accounted for as a direct financing lease which is chartered on a long-term bareboat charter, together with four other vessels accounted for as operating leases (see Note 13: Vessels and equipment, net). During the year ended December 31, 2019, the Company recorded an impairment charge of $5.0 million against the offshore supply vessel accounted for as a direct financing lease.

As at December 31, 2019, the Company had 19 (2018: 19) container vessels accounted for as direct financing leases and three (2018: one) container vessels accounted for as a sales-type lease, all of which are on long-term bareboat charters to MSC Mediterranean Shipping Company S.A. ("MSC"), an unrelated party. The terms of the charters for four of the container vessels provide a fixed price put option, purchase option or purchase obligation at the expiry of the 15 year charter period. The terms of the charters for 15 container vessels provide the charterer with purchase options throughout the term of the charters and the Company with a put option at the end of the seven years year period. The charter contract for the one container vessel accounted for as a sales-type lease provides the charterer with a minimum fixed price purchase obligation at the expiry of the five year charter period. During the year ended December 31, 2019, two 5,800 TEU container vessels, MSC Margarita and MSC Vidhi, which were previously reported under vessels and equipment, were reclassified as sales type leases as a result of amendments made to the charter contract. Included in the amendments to the contracts, the charterer has a fixed price purchase obligation at the expiry of the additional five year charter period. The combined net book value of the vessels transferred was $27.3 million (Refer to Note 13: Vessels and equipment, net). The charter contract for these two container vessels provide the charterer with a minimum fixed price purchase obligation at the expiry of the five year charter period.

In 2018, and in respect of assets classified as Investments in sales type and direct financing leases, an impairment charge of $38.9 million was recorded against the carrying value of four VLCC's (Front Page, Front Stratus, Front Serenade and Front Ariake) and one offshore supply vessel (Sea Leopard). In the year ended December 31, 2017 no impairments were recorded.

Investments in leaseback assets

When a sale and leaseback transaction does not qualify for sale accounting, the Company does not recognize the transferred vessels and instead accounts for the purchase as a leaseback asset.

During the year ended December 31, 2019, the Company acquired six vessels where control was not deemed to have passed to the Company due to the existence of repurchase options in the leases on acquisition. These have therefore been classified as 'leaseback assets'. These comprise of three second-hand feeder size container vessels which were acquired in a purchase and leaseback with subsidiaries of MSC. The vessels were chartered back for approximately six years on bareboat basis. The charterer has purchase options throughout the term of the charters and the Company has a put option at the end of the six year period. Additionally, the Company also entered into purchase and leaseback transactions to acquire three newbuilding crude oil tankers. The vessels were acquired from an affiliate of Hunter Group ASA ("Hunter Group") and leased back to the Hunter Group on five year bareboat charters.

The following lists the components of investments in sales-type leases, direct financing leases and leaseback assets as at December 31, 2019 and December 31, 2018:

(in thousands of $)	2019			2018
	Sales-Type Leases and Direct Financing Leases	Leaseback Assets	Total	Sales-Type Leases and Direct Financing Leases
Total minimum lease payments to be received	1,085,642	134,073	1,219,715	1,173,152
Less: amounts representing estimated executory costs including profit thereon, included in total minimum lease payments	(64,222)	—	(64,222)	(74,077)
Net minimum lease payments receivable	1,021,420	134,073	1,155,493	1,099,075
Estimated residual values of leased property (un-guaranteed)	192,429	139,500	331,929	180,080
Less: unearned income	(427,251)	(65,784)	(493,035)	(476,996)
Total investment in sales-type lease, direct financing lease and leaseback assets	786,598	207,789	994,387	802,159
Current portion	45,361	10,828	56,189	39,804
Long-term portion	741,237	196,961	938,198	762,355

The minimum future gross revenues to be received under the Company's non-cancellable sales type leases, direct financing leases and leaseback assets as of December 31, 2019, are as follows:

(in thousands of $) Year ending December 31,	Sales-Type Leases and Direct Financing Leases	Leaseback Assets	Total
2020	115,463	25,369	140,832
2021	105,459	27,820	133,279
2022	109,902	27,820	137,722
2023	105,198	27,820	133,018
2024	106,817	23,392	130,209
Thereafter	542,803	1,852	544,655
Total minimum lease payments to be received	1,085,642	134,073	1,219,715

The above minimum lease revenues includes $140.8 million related to the three VLCCs leased to Frontline Shipping as of December 31, 2019. See Note 24: Related Party Transactions.

Interest income earned on investments in direct financing leases, sales type leases and leaseback assets in the year ended December 31, 2019 was as follows:

(in thousands of $)	2019	2018	2017
Investments in sales type and direct financing leases*	56,764	39,678	38,265
Investments in leaseback assets	3,556	—	—
Total	60,320	39,678	38,265

*Interest income earned on investments in sales-type leases and direct financing leases in the above table includes $3.8 million in relation to Frontline Shipping, a related party (2018: $9.6 million; 2017: $16.4 million).